UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 28, 2017 (February 27, 2017)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Members of Lincolnway Energy, LLC (the “Company”) held February 27, 2017 (the “2017 Annual Meeting”), the members voted on the following proposals which are further described in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on January 12, 2017 (the “2017 Proxy Statement”).

Proposal 1: The members elected the following director nominees to serve as directors until the 2020 Annual Meeting of Members or until his successor shall be elected and qualified:

Nominee	Votes For	Votes Withheld/Abstentions
Brian Conrad	18,449	819
Tim Fevold	18,424	844
Jeff Taylor	18,873	395

Proposal 2: The members approved, on an advisory basis, the executive compensation as described in the Company’s 2017 Proxy Statement.

Votes For	Votes Against	Abstentions
16,904	1,330	1,034

Proposal 3: The members voted, on an advisory basis, on the frequency of future advisory votes on executive compensation and approved the directors’ recommendation to continue holding future advisory votes on executive compensation every three years.

Every Year	Two Years	Three Years	Abstentions
1,219	1,386	16,133	530

Proposal 3: The members voted to ratify the selection of RSM US LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2017.

Votes For	Votes Against	Abstentions
18,428	90	750

Item 7.01.  Regulation FD Disclosure

A copy of the presentation used in connection with the 2017 Annual Meeting is attached hereto as Exhibit 99.1.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01- Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this report and the furnishing of this information pursuant to Item 7.01 does not mean that such information is material or that disclosure of such information is required.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Annual Member Meeting Presentation dated February 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: February 28, 2017	By:	/s/ Eric Hakmiller
Eric Hakmiller
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Annual Member Meeting Presentation dated February 27, 2017